UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) July 26, 2006

CORNING INCORPORATED

(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York	14831
(Address of principal executive offices)	(Zip Code)

(607) 974-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

The Corning Incorporated slides dated July 26, 2006, appearing on its website and referenced in its second-quarter conference call of July 26, 2006 are attached hereto as Exhibit 99.1.

The information in the attached slides is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the  Securities  and Exchange Act of 1934, as amended (the “Exchange  Act”), or otherwise  subject to the liabilities of that Section,  and is not incorporated by reference in any filing under the Securities Exchange Act of 1933,  as amended, or the Exchange  Act.

Item 9.01.              Financial Statements and Exhibits

(d)                                 Exhibits

99.1.  Slides dated July 26, 2006 issued by Corning Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNING INCORPORATED
Registrant

Date: July 26, 2006	By	/s/ Katherine A. Asbeck
Katherine A. Asbeck
Senior Vice President - Finance